SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549
                 ___________________________

                          FORM 8-K

                       CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15 (d) OF

               THE SECURITIES EXCHANGE ACT OF

               1934

  Date of Report (Date of earliest event reported)  June
                            25, 1996


          Equivantage Home Equity Loan Trust 1996-1
   (Exact name of registrant as specified in its charter)


New York                               33-87040
Applied For
(State or other jurisdiction       (Commission
(IRS Employer
of incorporation or           File Number)
Identification
organization)                                     Number)
c/o Equivantage Acceptance Corp.
Attention: John Smith
13111 Northwest Freeway
Houston, Texas                          _______77040_____
(Address of principal executive offices)
(Zip Code)

Registrant's telephone number including area code
(713) 895-1957


          Equivantage Home Equity Loan Trust 1996-1
                          Form 8-K
                            INDEX


                                             Page
Number

     Item 5.        Other Events
3

     Item 7.        Financial Statements and Exhibits
3

SIGNATURES                                        4

INDEX OF EXHIBITS                                 5






ITEM 5. OTHER EVENTS

The Equivantage Home Equity Loan Trust 1996-1 makes monthly remittances to security holders. The latest remittance was made June 25, 1996. We have furnished a monthly remittance statement delivered to the trustee with security holder payment instructions.


Monthly Remittance
Statement.................................................
 .. ......Exhibit 21.1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Exhibits
  21.1 Monthly Remittance Statement dated as of June 25,
1996.





                        SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         Equivantage Home Equity Loan
Trust 1996-1
                       (Registrant)

                         By:  Norwest Bank of Minnesota,
N.A.

                         Name:     Kris Solie - Johnson

                         Title:    Corporate Trust Officer



                     INDEX OF EXHIBITS




                                        Page of
                                        Sequentially
                                        Numbered Pages




21.1 Monthly Remittance Statement dated                6-
     14 as of June 25, 1996.




EXHIBIT 21.1                            PAGE 6
EquiVantage Home Equity Loan Trust 1996-01
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services
Reporting   Month:           May 1996
Phone:                           (410) 884-
2085
11000 Broken Land Parkway
Distribution Date:      June 25, 1996
InvestorDirect:                  (800) 605-
4167
Columbia, MD 21044-7800
EquiVantage Home Equity Loan Trust 1996-01
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services
Reporting   Month:           May 1996
Phone:                           (410) 884-
2085
11000 Broken Land Parkway
Distribution Date:      June 25, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Series Structure Summary


Aggregate Realized
Aggregate
Ending
         Class
Original Principal                     Losses
Principal
Aggregate Interest      Undistributed      Principal
Class    Description    Principal Type   Interest Type
Balance Pass Through Rate  Balance Reduction
Shortfall          Principal         Factor
__________________________________________________________
__
__________________________________________________________
__ _______________________________________________
A        Senior         Pass Through     Variable
75,005,000.00       6.55000000%               0.00
0.00               0.00   0.9240073454
R        Residual       Residual         Residual
0.00       0.00000000%               0.00
0.00
0.00   0.0000000000
SUB.     Subordinate    Support          Accretion
4,579.76     391.25722507%               0.00
0.00               0.00 206.7074497354
__________________________________________________________
__
__________________________________________________________
__ _______________________________________________
Totals
75,009,579.76                                 0.00
0.00               0.00   0.9365715909







































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EXHIBIT 21.1                            PAGE 7

EquiVantage Home Equity Loan Trust 1996-01
Norwest Bank Minnesota, N.A.
Contact:                             Reid
Denny Securities Administration Services
Reporting   Month:           May 1996
Phone: (410) 884-2085
11000 Broken Land Parkway
Distribution Date:      June 25, 1996
InvestorDirect:                  (800) 605-
4167
Columbia, MD 21044-7800


Class Distribution Summary


Beginning
Principal             Ending
                              Pass Through
Principal     Total Interest    Total
Principal Balance          Principal
Total
Class      Record Date                Rate
Balance       Distribution       Distribution
Reduction            Balance
Distribution
__________________________________________________________
__
__________________________________________________________
__ ____________________________________
A          05/31/1996          6.55000000%
70,537,267.85         385,015.92
1,232,096.91
0.00      69,305,170.94       1,617,112.83
R          05/31/1996          0.00000000%
0.00               0.00               0.00
0.00               0.00               0.00
SUB.       05/31/1996        391.25722507%
713,903.82               0.00
0.00
0.00         946,670.51               0.00
__________________________________________________________
__
__________________________________________________________
__ ____________________________________
Totals
71,251,171.67         385,015.92       1,232,096.91
0.00      70,251,841.45       1,617,112.83































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EXHIBIT 21.1                            PAGE 8

EquiVantage Home Equity Loan Trust 1996-01
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services
Reporting
Month:           May 1996             Phone:
(410) 884-2085
11000 Broken Land Parkway
Distribution
Date:      June 25, 1996             InvestorDirect:
(800) 605-4167
Columbia, MD 21044-7800

                                          Class
Distribution Per 1,000 of Original Balance


Total Other

Total Interest       Scheduled       Principal Total
Principal Principal                         Ending
Distribution       Principal    Distribution
Distribution
Balance       Principal
Class            Cusip               Original Balance
Factor          Factor          Factor          Factor
Reduction          Factor
__________________________________________________________
__
__________________________________________________________
__ _____________________________
A                29476YAF6              75,005,000.00
5.13320339      0.91240557     12.41110913     16.42686368
0.00000000    0.9240073454
R                N/A                             0.00
N/A             N/A             N/A             N/A
N/A             N/A
SUB.             N/A                         4,579.76
0.00000000      0.00000000      0.00000000      0.00000000
0.00000000  206.7074497354
__________________________________________________________
__
__________________________________________________________
__ _____________________________
Totals                                  75,009,579.76
0.9365715909





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EXHIBIT 21.1             PAGE 9
EquiVantage Home Equity Loan Trust 1996-01
Norwest Bank Minnesota, N.A.
Contact:                             Reid
Denny
Securities Administration Services
Reporting   Month:           May 1996
Phone:                           (410) 884-
2085
11000 Broken Land Parkway
Distribution Date:      June 25, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Class Principal Distribution

                   Beginning
Principal           Ending          Current
                   Principal        Scheduled
Unscheduled                             Other
Total
Principal          Balance        Principal
Undistributed
Class                Balance        Principal
Principal        Accretion        Principal
Distribution Reduction*   Balance        Principal
__________________________________________________________
__
__________________________________________________________
__ ____________________________________________
A              70,537,267.85        68,434.98
930,895.24       232,766.69             0.00
1,232,096.91             0.00
69,305,170.94
0.00
R                       0.00
0.00
0.00             0.00             0.00             0.00
0.00             0.00             0.00
SUB.              713,903.82             0.00
0.00     (232,766.69)             0.00             0.00
0.00       946,670.51             0.00
__________________________________________________________
__
__________________________________________________________
__ ____________________________________________
Totals         71,251,171.67        68,434.98
930,895.24             0.00             0.00
1,232,096.91             0.00    70,251,841.45
0.00


*Principal Balance Reduction

Realized Losses Principal Balance Reduction
0.00
Negative Amortization Principal Balance
Reduction 0.00
Other
0.00


























Notes:
Accretion Amount represents the Subordination
Increase Amount.




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EXHIBIT 21.1                            PAGE 10
EquiVantage Home Equity Loan Trust 1996-01
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services
Reporting   Month:           May 1996
Phone:                           (410) 884-2085
11000 Broken Land Parkway
Distribution Date:      June 25, 1996 InvestorDirect:
(800) 605-4167
Columbia, MD 21044-7800


Class Interest Distribution

                                     Beginning Negative
Ending
                                    Principal/
Interest
Amortization
Principal/
                                      Notional
Interest       Shortfall/
Other
Interest   Total Interest         Notional
Class       Pass-Through Rate          Balance
Accrual       (Recovery)        Accretion         Interest
Reduction     Distribution          Balance
__________________________________________________________
__
__________________________________________________________
__ _____________________________________________
A                 6.55000000%    70,537,267.85
385,015.92             0.00             0.00
0.00             0.00       385,015.92    69,305,170.94
R                 0.00000000%             0.00
0.00             0.00             0.00             0.00
0.00             0.00             0.00
SUB.            391.25722507%       713,903.82
232,766.69             0.00       232,766.69
0.00             0.00             0.00       946,670.51
__________________________________________________________
__
__________________________________________________________
__ _____________________________________________
Totals
617,782.61             0.00       232,766.69
0.00             0.00       385,015.92


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EXHIBIT 21.1             PAGE 11
EquiVantage Home Equity Loan Trust 1996-01
Norwest Bank Minnesota, N.A.
Contact:                             Reid
Denny Securities Administration Services
Reporting   Month:           May 1996
Phone:                           (410) 884-
2085 11000 Broken Land Parkway
Distribution Date:      June 25, 1996
InvestorDirect:                  (800) 605-
4167 Columbia, MD 21044-7800


Fund Account Summary

__________________________________________________________
__
__________________________________________________________
__ ______________________________________________________
Proceeds Account
   Beginning Balance
0.00

   DEPOSITS:
WITHDRAWALS:
    Interest Net of Servicing Fee
629,613.92 Interest Payments
385,015.92
    Scheduled Principal
    68,434.98
Scheduled Principal Payment
    68,434.98 Other Principal
    930,895.24
Other Principal Payments
    1,163,661.93 Negative Amortization
    0.00
Reserve Fund 1
    0.00 Deposits from Reserve Fund
    0.00
Fees and Expenses
    11,831.31 Gain/Loss Adjustment
    0.00
Other Withdrawals
    0.00 Other Deposits
    0.00

   Total Deposit
1,628,944.14                Total Withdrawals
1,628,944.14


Ending Balance
0.00
__________________________________________________________
__
__________________________________________________________
__ ______________________________________________________






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EXHIBIT 21.1             PAGE 12
EquiVantage Home Equity Loan Trust 1996-01
Norwest Bank Minnesota, N.A.
Contact:                             Reid
Denny
Securities Administration Services
Reporting   Month:           May 1996
Phone:                           (410) 884-
2085
11000 Broken Land Parkway
Distribution Date:      June 25, 1996
InvestorDirect:                  (800) 605-
4167
Columbia, MD 21044-7800


Loss/Delinquency Detail

                  Current         Current         Current
Current           Total       Aggregate       Aggregate
Aggregate       Aggregate           Total
                    Fraud      Bankruptcy  Special Hazard
Credit         Current           Fraud      Bankruptcy
Special Hazard          Credit       Aggregate
Pool #             Losses          Losses          Losses
Losses          Losses          Losses          Losses
Losses          Losses          Losses
__________________________________________________________
__
__________________________________________________________
__ _________________________________________________

X                    0.00            0.00            0.00
0.00            0.00            0.00            0.00
0.00            0.00            0.00
__________________________________________________________
__
__________________________________________________________
__
_________________________________________________
Totals               0.00            0.00
0.00
0.00            0.00            0.00            0.00
0.00            0.00            0.00





__________________________________________________________
__
__________________________________________________________
__ ________________________________________
             30  Days  Delinquent    60  Days  Delinquent
90  Days  Delinquent             Foreclosures
REO's                      Totals
               Number       Balance    Number
Balance Number                                Balance
Number       Balance    Number
Balance    Number            Balance
X                  27  1,565,179.39        10
541,888.62
3    120,138.93         3    249,669.01         0
0.00        43       2,476,875.95
__________________________________________________________
__
__________________________________________________________
__ ________________________________________
Totals             27  1,565,179.39        10
541,888.62
3    120,138.93         3    249,669.01         0
0.00        43       2,476,875.95





























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EXHIBIT 21.1                            PAGE 13



                                              EquiVantage
Home Equity Loan Trust 1996-01
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services
Reporting
Month:           May 1996
Phone: (410) 884-2085
11000 Broken Land Parkway
Distribution Date:      June 25, 1996
InvestorDirect:                  (800) 605-
4167
Columbia, MD 21044-7800


Collateral Summary


Total|              Pool X

__________________________________________________________
__ _____________________________________________
Monthly P&I Constant
726,791.85|          726,791.85

|
Positive Amortization
68,434.98|           68,434.98
Negative Amortization
0.00|                0.00
Regular Curtailments
5,368.65|            5,368.65
Regular Curtailment Interest
0.00|                0.00
Prepaid Curtailments
0.00|                0.00
Prepaid Curtailment Interest
0.00|                0.00
Liquidations
925,526.59|          925,526.59
Principal Adjustments
0.00|                0.00
   Total Principal Trust Distribution
999,330.22|          999,330.22

|
Scheduled Interest
658,356.87|          658,356.87
Servicing Fee
28,742.95|           28,742.95
Master Servicing Fee
2,559.58|            2,559.58
Spread
0.00|                0.00
     Total Pass-Through Interest
617,782.61|          617,782.61

|
Beginning Balance
71,251,171.67|       71,251,171.67
Ending Balance
70,251,841.45|       70,251,841.45
Gross P&I Distribution
1,628,944.14|        1,628,944.14
Realized Losses/(Gains)
0.00|                0.00
Net P&I Trust Distribution
1,628,944.14|        1,628,944.14

|
Beginning Loan Count
1237|                1237
Number of Loan Payoffs
17|                  17
Ending Loan Count
1220|                1220

|
Weighted Average Maturity 245.0000000000|
245.0000000000 Weighted Average Gross Rate
11.087933360%|       11.087933360% Weighted
Average Net Rate 10.603849540%|
10.603849540% Weighted Average Pass-Through
Rate 10.404588640%|       10.404588640%
Weighted Average Margin
0.000000000%|        0.000000000%

|
Advances on Delinquencies
|
  Current Period Principal
0.00|                0.00
  Current Period Interest
608,895.77|          608,895.77

|

|













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EXHIBIT 21.1             PAGE 14
EquiVantage Home Equity Loan Trust 1996-01
Norwest Bank Minnesota, N.A.
Contact:                             Reid
Denny Securities Administration Services
Reporting   Month:           May 1996
Phone:                           (410) 884-
2085 11000 Broken Land Parkway
Distribution Date:      June 25, 1996
InvestorDirect:                  (800) 605-
4167 Columbia, MD 21044-7800


Credit Enhancement Summary


Initial         Current         Current
Current         Current            Current

Coverage          Period          Period      Cumulative
Coverage        Coverage               Pool
Type/Purpose
Amount          Losses       Additions          Losses
Percentage          Amount            Balance
__________________________________________________________
__
__________________________________________________________
__ ___________________________________________
Subordination
4,579.76            0.00            0.00            0.00
1.34753836%      946,670.51      70,251,841.45





                             Principal
                          Distribution
Scheduled   Unscheduled
                                Amount    Percentage
Payment       Payment

_________________________________________________________
__ Senior                   999,330.22 100.00000000%
100.00000000% 100.00000000%
Subordinate                       0.00   0.00000000%
0.00000000%   0.00000000%
































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